                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: March 08, 2000
                   Newcourt Equipment Trust Securities 1998-2


      A New York           Commission File          I.R.S. Employer
     Corporation           NO. 333-34793             No. 13-7135550


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                               MARCH 8, 2000                   PAYMENT DATE: MARCH 15, 2000
COLLECTION PERIOD:                                              FEBRUARY 29, 2000
ITEM 5. OTHER
     I. INFORMATION REGARDING THE CONTRACTS

        1.  CONTRACT POOL PRINCIPAL BALANCE
            a.    Beginning of Collection Period                               $ 819,879,385
            b.    End of Collection Period                                     $ 788,632,221
            c.    Reduction for Collection Period                              $  31,247,164
        2.  DELINQUENT SCHEDULED PAYMENTS
            a.    Beginning of Collection Period                               $  14,707,725
            b.    End of Collection Period                                     $  13,964,085
        3.  LIQUIDATED CONTRACTS
            a.    Number of Liquidated Contracts                                         332
                  with respect to Collection Period
            b.    Required Payoff Amounts of Liquidated Contracts              $   2,194,889
            c.    Total Reserve for Liquidation Expenses                       $         -
            d.    Total Liquidation Proceeds Received                          $     303,699
            e.    Liquidation Proceeds Allocated to Owner Trust                $     283,685
            f.    Liquidation Proceeds Allocated to Depositor                  $      20,014
            g.    Current Realized Losses                                      $   1,911,204
        4.  PREPAID CONTRACTS
            a.    Number of Prepaid Contracts with respect                               260
                  to Collection Period
            b.    Required Payoff Amounts of Prepaid Contracts                 $   3,920,631
        5.  PURCHASED CONTRACTS (BY TCC)
            a.    Number of Contracts Purchased by TCC with                                0
                  respect to Collection Period
            b.    Required Payoff Amounts of Purchased Contracts               $          -



6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                       --------------------------------------------------------------------------
                                                                                  % OF AGGREGATE
                          NUMBER OF         % OF           AGGREGATE REQUIRED    REQUIRED PAYOFF
                          CONTRACTS       CONTRACTS          PAYOFF AMOUNTS        AMOUNTS
                       --------------------------------------------------------------------------
 a.    Current             51,864           89.36%         $ 729,835,042              90.93%
 b.    31-60 days           3,065            5.28%         $  42,328,384               5.27%
 c.    61-90 days           1,404            2.42%         $  14,505,404               1.81%
 d.    91-120 days            715            1.23%         $   6,838,598               0.85%
 e.    120+ days              989            1.70%         $   9,088,877               1.13%
 f.    Total               58,037          100.00%         $ 802,596,305             100.00%


7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


----------------------------------------------------------------------------------------------------------------

                            % OF                  % OF                   % OF                   % OF
                          AGGREGATE             AGGREGATE              AGGREGATE               AGGREGATE
                        REQUIRED PAYOFF       REQUIRED PAYOFF        REQUIRED PAYOFF        REQUIRED PAYOFF
                           AMOUNTS               AMOUNTS                AMOUNTS                AMOUNTS
   COLLECTION
    PERIODS            31-60 DAYS PAST DUE   61-90 DAYS PAST DUE     91-120 DAYS PAST DUE  120+ DAYS PAST DUE
----------------------------------------------------------------------------------------------------------------
    2/29/00                 5.27%                 1.81%                   0.85%                 1.13%
    1/31/00                 5.21%                 1.73%                   0.97%                 1.06%
    12/31/99                5.36%                 1.89%                   1.00%                 1.02%
    11/30/99                5.15%                 1.75%                   1.10%                 1.18%
    10/31/99                5.05%                 1.91%                   1.04%                 0.95%
    9/30/99                 4.32%                 1.77%                   0.72%                 0.92%
    8/31/99                 4.44%                 1.58%                   0.68%                 0.79%
    7/31/99                 4.50%                 1.51%                   0.82%                 0.71%
    6/30/99                 4.21%                 1.83%                   0.67%                 0.67%
    5/31/99                 5.11%                 1.70%                   0.68%                 0.58%
    4/30/99                 4.19%                 1.28%                   0.53%                 0.52%
    3/31/99                 4.41%                 1.34%                   0.56%                 0.54%
    02/28/99                5.64%                 1.79%                   0.58%                 0.45%
    01/31/99                5.45%                 1.51%                   0.69%                 0.01%
    12/31/98                4.64%                 1.30%                   0.01%                 0.01%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                      --------------------------------------------------------------------------------------------
                                             COLLECTION         3 COLLECTION    6 COLLECTION PERIODS         CUMULATIVE SINCE
                                               PERIOD          PERIODS ENDING       ENDING                     CUT-OFF DATE
                                             FEBRUARY-00        FEBRUARY-00      FEBRUARY-00
                                      --------------------------------------------------------------------------------------------

  a. Number of Liquidated Contracts               332                859               1,452                        2,816
  b. Number of Liquidated
     Contracts as a Percentage
     of Initial Contracts                       0.474%             1.227%             2.075%                       4.024%
  c. Required Payoff Amounts of
     Liquidated Contracts                      2,194,889          7,407,695         16,117,350                   32,890,020
  d. Liquidation Proceeds Allocated
     to Owner Trust                             283,685            985,749           1,818,216                    2,830,956
  e. Aggregate Current Realized
     Losses                                    1,911,204          6,421,946         14,299,133                   30,059,063
  f. Aggregate Current Realized
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance                          0.142%             0.478%             1.065%                       2.238%




II. INFORMATION REGARDING THE SECURITIES
     1. SUMMARY OF BALANCE INFORMATION



                        ------------------------------------------------------------------------------------------------------------

                                         PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
      CLASS                    COUPON       MARCH 15, 2000          MARCH 15, 2000       FEBRUARY 10, 2000      FEBRUARY 10, 2000
                                RATE         PAYMENT DATE            PAYMENT DATE          PAYMENT DATE            PAYMENT DATE

                        ------------------------------------------------------------------------------------------------------------

  a. Class A-1 Notes          5.195000%           $0                    0.00000                $0                   0.00000
  b. Class A-2 Notes          5.290000%           $0                    0.00000                $0                   0.00000
  c. Class A-3 Notes          5.450000%      $399,613,498               0.85023           $424,545,275              0.90328
  d. Class A-4 Notes          5.450000%      $201,430,384               1.00000           $201,430,384              1.00000
  e. Class A-5 Notes          5.500000%       $78,300,018               0.63725            $80,939,259              0.65873
  f. Class B Notes            5.660000%       $13,499,020               0.87412            $13,983,105              0.90547
  g. Class C Notes            6.190000%       $44,605,638               0.87412            $46,205,178              0.90547
  h. Class D Notes            7.210000%       $65,147,748               0.87412            $67,483,908              0.90547
  I. Total                      N.A.         $802,596,305               0.59767           $834,587,109              0.62150


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 802,596,305 and the CCA Balance is $ 69,661,396.

 2.  MONTHLY PRINCIPAL AMOUNT
     a.    Principal Balance of Notes and Equity Certificates
           (End of Prior Collection Period)                                     $          834,587,109
     b.    Contract Pool Principal Balance (End of Collection Period)           $          788,632,221
     c.    Monthly Principal Amount                                             $           45,954,889
 3.  GROSS COLLECTIONS
     a.    Scheduled Payments Received                                          $           30,622,157
     b.    Liquidation Proceeds Allocated to Owner Trust                        $              283,685
     c.    Required Payoff Amounts of Prepaid Contracts                         $            3,920,631
     d.    Required Payoff Amounts of Purchased Contracts                       $                   -
     e.    Proceeds of Clean-up Call                                            $                   -
     f.    Investment Earnings on Collection Account and Note Distribution.     $              125,112
     g.    Extension Fees Allocated to Owner Trust                              $                   -
     h.    Total Gross Collections (sum of (a) through (g))                     $           34,951,584

 4.  DETERMINATION OF AVAILABLE FUNDS
     a.    Total Gross Collections                                              $           34,951,584
     b.    Withdrawal from Cash Collateral Account                              $            1,816,966
     c.    Total Available Funds                                                $           36,768,551


5. APPLICATION OF AVAILABLE FUNDS


------------------------------------------------------------------------------------------------------------------------
              ITEM                          AMOUNT                                   REMAINING AVAILABLE FUNDS
------------------------------------------------------------------------------------------------------------------------

 a. Total Available Funds                                                                 $    36,768,551
 b. Servicing Fee                        $      854,041                                   $    35,914,510
 c. Interest on Notes:
    i) Class A-1 Notes                   $           -                                    $    35,914,510
    ii) Class A-2 Notes                  $           -                                    $    35,914,510
    iii) Class A-3 Notes                 $    1,928,143                                   $    33,986,366
    iv) Class A-4 Notes                  $      914,830                                   $    33,071,537
    v) Class A-5 Notes                   $      370,972                                   $    32,700,565
    vi) Class B Notes                    $       65,954                                   $    32,634,611
    vii) Class C Notes                   $      238,342                                   $    32,396,270
    viii) Class D Notes                  $      405,466                                   $    31,990,804
 d. Principal of Notes
    i) Class A-1 Notes                   $           -                                    $    31,990,804
    ii) Class A-2 Notes                  $           -                                    $    31,990,804
    iii) Class A-3 Notes                 $   24,931,777                                   $     7,059,027
    iv) Class A-4 Notes                  $           -                                    $     7,059,027
    v) Class A-5 Notes                   $    2,639,241                                   $     4,419,785
    vi) Class B Notes                    $      484,085                                   $     3,935,701
    vii) Class C Notes                   $    1,599,540                                   $     2,336,160
    viii) Class D Notes                  $    2,336,160                                   $            -
 e. Deposit to Cash
    Collateral Account                   $           -                                    $            -
 f. Amount to be applied in
    accordance with CCA
    Loan Agreement                       $           -                                    $            -
 g  Balance, if any, to Equity
    Certificates                         $           -                                    $            -


III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1. BALANCE RECONCILIATION


--------------------------------------------------------------------------------------------------
                                                                              MARCH 15, 2000
                        ITEM                                                    PAYMENT DATE
--------------------------------------------------------------------------------------------------

        a. Available Cash Collateral Amount (Beginning)                               71,478,363
        b. Deposits to Cash Collateral Account                                                -
        c. Withdrawals from Cash Collateral Account                                    1,816,966
        d. Releases of Cash Collateral Account Surplus                                        -
           (Excess, if any of (a) plus (b) minus (c) over (f))
        e. Available Cash Collateral Amount (End)                                     69,661,396
           (Sum of (a) plus (b) minus (c) minus (d))
        f. Requisite Cash Collateral Amount                                           79,026,243
        g. Cash Collateral Account Shortfall                                           9,364,846
           (Excess, if any, of (f) over (e))
     2.    CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
        a. For Payment Dates from, and including, the
           January 1999 Payment Date  to,
           and including, the December 1999 Payment Date
           1) Initial Cash Collateral Amount                                          94,000,846
        b. For Payment Dates from, and including, the
           January 2000 Payment Date until
            the Final Payment Date, the sum of
           1) 8.25% of the Contract Pool Principal Balance                            65,062,158
           2) The Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance less the
            Contract Pool Principal Balance                                           13,964,085
           3) Total ((1) plus (2))                                                    79,026,243
        c. Floor equal to the lesser of
            1) 1.25% of Cut-Off Date Contract Pool Principal
           Balance ($16,785,865); and                                                 16,785,865
           2) the Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance                                        802,596,305
        d. Requisite Cash Collateral Amount                                           79,026,243

     3.    CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
        a. Interest Shortfalls                                                                -
        b. Principal Deficiency Amount                                                 1,816,966
        c. Principal Payable at Stated Maturity Date of
           Class of Notes or Equity Certificates                                              -
        d. Total Cash Collateral Account Withdrawals                                   1,816,966


IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


  ------------------------------------------------------------------------------------------------------------------
       DISTRIBUTION                      CLASS A-1      CLASS A-2            CLASS A-3             CLASS A-4
         AMOUNTS                           NOTES          NOTES                NOTES                 NOTES
  ------------------------------------------------------------------------------------------------------------------

  1. Interest Due                      $          -     $          -       $  1,928,143           $ 914,830
  2. Interest Paid                     $          -     $          -       $  1,928,143           $ 914,830
  3. Interest Shortfall                $          -     $          -       $         -            $      -
  ((1) minus (2))
  4. Principal Paid                    $          -     $          -       $ 24,931,777           $      -
  5. Total Distribution Amount         $          -     $          -       $ 26,859,920           $ 914,830
  ((2) plus (4))


  ----------------------------------------------------------------------------------------------------------------------------------
       DISTRIBUTION                      CLASS A-5       CLASS B             CLASS C              CLASS D
         AMOUNTS                           NOTES           NOTES               NOTES                NOTES               TOTALS
  ----------------------------------------------------------------------------------------------------------------------------------

  1. Interest Due                      $   370,972       $  65,954          $   238,342           $   405,466        $  3,923,706
  2. Interest Paid                     $   370,972       $  65,954          $   238,342           $   405,466        $  3,923,706
  3. Interest Shortfall                $        -        $      -           $        -            $        -         $         -
  ((1) minus (2))
  4. Principal Paid                    $ 2,639,241       $ 484,085          $ 1,599,540           $ 2,336,160        $ 31,990,804
  5. Total Distribution Amount         $ 3,010,213       $ 550,038          $ 1,837,882           $ 2,741,626        $ 35,914,510
  ((2) plus (4))


V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS


    ------------------------------------------------------------------------------------------------------------------------------
                                                           As of End of                                      As of End of
                        Item                                February-00                                       January-00
                                                         Collection Period                                 Collection Period
    ------------------------------------------------------------------------------------------------------------------------------
1.  ORIGINAL CONTRACT CHARACTERISTICS
    a.    Original Number of Contracts                        69,983                                             N.A.
    b.    Cut-Off Date Contract Pool                      $1,342,869,226                                         N.A.
          Principal Balance
    c.    Original Weighted Average                            46.30                                             N.A.
           Remaining Term
    d.    Weighted Average                                     56.50                                             N.A.
          Original Term
2.  CURRENT CONTRACT CHARACTERISTICS
    a.    Number of Contracts                                 58,037                                            59,120
    b.    Average Contract                                    $13,588                                           $13,868
          Principal Balance
    c.    Weighted Average                                     35.2                                              36.0
          Remaining Term


VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE


 ----------------------------------------------------------------------------------------------------------------------------
 PAYMENT DATE                         SINCE ISSUE              PAYMENT DATE                     SINCE ISSUE
   PERIOD                                 CPR                    PERIOD                             CPR
 ----------------------------------------------------------------------------------------------------------------------------
 0              December-98                                        14             Feb-00                7.416%
 1               January-99             1.060%                     15             Mar-00                7.402%
 2                 Feb-99               4.881%
 3                 Mar-99               9.207%
 4                April-99              10.595%
 5                 May-99               10.294%
 6                 Jun-99               9.272%
 7                 Jul-99               9.814%
 8                 Aug-99               8.969%
 9                 Sep-99               8.813%
 10                Oct-99               8.067%
 11                Nov-99               7.852%
 12                Dec-99               7.803%
 13                Jan-00               7.484%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.





                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on March 15, 2000 .

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                     AT&T Capital Corporation

                     Glenn Votek
                     ____________
                     Glenn Votek
                     Executive Vice President, and Treasurer